UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Amyris, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): May 27, 2022

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 27, 2022, Amyris, Inc. (the “Company”) called to order its 2022 annual meeting of stockholders (the “Annual Meeting”). The Company then adjourned the Annual Meeting without opening the polls on the matters that were scheduled to be submitted to a vote of the Company’s stockholders at the Annual Meeting because the Company was notified that there were stockholders that had indicated an intention to vote but whose votes had not yet been reflected in the ballots tabulated when the Annual Meeting was called to order. The Annual Meeting has been adjourned to Friday, June 10, 2022, at 1:00 p.m. (Pacific Time) with respect to all proposals described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 11, 2022 (the “Proxy Statement”). No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting and described in the Proxy Statement.

The adjourned Annual Meeting will resume as a virtual meeting held via live webcast on the Internet on June 10, 2022, at 1:00 PM (Pacific Time) at www.proxydocs.com/AMRS. The record date for determining stockholders eligible to vote at the Annual Meeting will remain the close of business on March 30, 2022. Stockholders who have previously submitted a proxy or otherwise voted and who do not want to change their vote do not need to take any action. Proxies previously submitted with respect to the Annual Meeting will be voted on all proposals at the adjourned Annual Meeting unless properly revoked.

During the current adjournment, polls remain open and the Company continues to solicit votes from its stockholders with respect to all proposals set forth in the Proxy Statement.

At the time the Annual Meeting was called to order, proxies had been submitted by stockholders representing approximately 73% of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the time of the Annual Meeting, votes were sufficient to approve the election of John Doerr, Ryan Panchadsaram, and Lisa Qi as directors and to approve Proposal 2—Ratification of Appointment of the Independent Registered Accounting Firm, but were not sufficient to approve Proposal 3—Approval of Amendment of Restated Certificate of Incorporation to increase the Total Number of Authorized Shares of Common Stock (“the “Authorized Share Increase”)—which requires approval by the holders of a majority of the outstanding shares of common stock of the Company as of the record date.

Additional Information and Where to Find It
This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the adjourned Annual Meeting. The Company has filed with the SEC and made, and will make, the Proxy Statement available to its stockholders of record on March 30, 2022. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE ADJOURNED ANNUAL MEETING.

The Company will provide to any stockholder entitled to vote at the adjourned Annual Meeting, at no charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), including the financial statements and the financial statement schedules contained in the Form 10-K. The Company makes its Proxy Statement, Annual Reports on Form 10-K, as well as its other SEC filings, available free of charge through the investor relations section of the Company’s website located at https://investors.amyris.com/annual-reports as soon as reasonably practicable after they are filed with, or furnished to, the SEC. Information contained on or accessible through the Company’s website or contained on other websites is not deemed to be part of this Current Report. In addition, you may request a copy of the Form 10-K by sending an e-mail request to Amyris Investor Relations at investor@amyris.com, calling (510) 740-7481, or writing to Amyris Investor Relations at 5885 Hollis Street, Suite 100, Emeryville, California 94608.

Participants in the Solicitation
The Company and its directors, director nominees, and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be considered at the adjourned Annual Meeting. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons are described in the Proxy Statement.

Forward-Looking Statements
This release contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the date of the Company’s adjourned Annual Meeting. These statements are based on management's current expectations and actual results and future events may differ materially due to risks and uncertainties detailed from time to time in filings the Company makes with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: May 31, 2022	By:	/s/ Nicole Kelsey
Nicole Kelsey
Chief Legal Officer & Secretary